                                                                    Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No.1 to Registration Statement on Form F-1 (the "Registration Statement") of our report dated February 1, 2007 (February 20, 2007 as to Note 26), relating to the consolidated financial statements of Xinhua Finance Media Limited appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.



/s/ DELOITTE TOUCHE TOHMATSU

DELOITTE TOUCHE TOHMATSU
Hong Kong
March 5, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No.1 to Registration Statement on Form F-1 (the "Registration Statement") of our report dated September 22, 2006 relating to the consolidated financial statements of EconWorld Media Limited (the predecessor to Xinhua Finance Media Limited) appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.



/s/ DELOITTE TOUCHE TOHMATSU

DELOITTE TOUCHE TOHMATSU
Hong Kong
March 5, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No.1 to Registration Statement on Form F-1 (the "Registration Statement") of our report dated September 22, 2006 relating to the consolidated financial statements of Beijing Century Media Culture Co., Ltd. appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE TOUCHE TOHMATSU

DELOITTE TOUCHE TOHMATSU
Hong Kong
March 5, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No.1 to Registration Statement on Form F-1 (the "Registration Statement") of our report dated September 22, 2006 relating to the consolidated financial statements of Xinhua Finance Advertising Limited (formerly Ming Shing International Limited) appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE TOUCHE TOHMATSU

DELOITTE TOUCHE TOHMATSU
Hong Kong
March 5, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No. 1 to Registration Statement on Form F-1 (the "Registration Statement") of our report dated September 22, 2006 relating to the consolidated financial statements of Active Advertising Agency Limited appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE TOUCHE TOHMATSU


DELOITTE TOUCHE TOHMATSU
Hong Kong
March 5, 2007

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No.1 to Registration Statement on Form F-1 (the "Registration Statement") of our report dated September 22, 2006 relating to the consolidated financial statements of Beijing Taide Advertising Co., Ltd. appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/ DELOITTE TOUCHE TOHMATSU

DELOITTE TOUCHE TOHMATSU
Hong Kong
March 5, 2007

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No.1 to Registration Statement on Form F-1 (the "Registration Statement") of our reports dated September 22, 2006 relating to the consolidated financial statements of Accord Group Investments Limited and predecessor entity -- Beijing Shiji Guangnian Advertising Co., Ltd., appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE TOUCHE TOHMATSU

DELOITTE TOUCHE TOHMATSU
Hong Kong
March 5, 2007

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No.1 to Registration Statement on Form F-1 (the "Registration Statement") of our report dated September 22, 2006 relating to the consolidated financial statements of Beijing Perspective Orient Movie and Television Intermediary Co., Ltd., appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE TOUCHE TOHMATSU

DELOITTE TOUCHE TOHMATSU
Hong Kong
March 5, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Amendment No.1 to Registration Statement on Form F-1 (the "Registration Statement") of our report dated September 22, 2006 relating to the consolidated financial statements of Shanghai Hyperlink Research Co., Ltd., appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE TOUCHE TOHMATSU

DELOITTE TOUCHE TOHMATSU
Hong Kong
March 5, 2007